UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2026

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55079	27-2343603
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10800 Galaxie Avenue
 Ferndale, Michigan, United States 48220
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (877) 787-6268

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms the "Company," "our," or "we" refer to Artificial Intelligence Technology Solutions, Inc. and its subsidiaries.

Item 7.01. Regulation FD Disclosure.

On September 3, 2026, the Company issued a press release titled "AITX's Reinharz Answers AITX & PURSUON's Questions During Investor Ask Me Anything Session." The press release summarizes remarks made by Steven Reinharz, the Company's Chief Executive Officer, Chief Technology Officer and founder, during a live investor "Ask Me Anything" session held on September 2, 2026, including remarks concerning PURSUON, Inc., the ROAMEO platform, demand and manufacturing constraints, dilution, cost reductions previously announced on August 3, 2026, and management's operational objectives. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The press release is a summary prepared by the Company of oral remarks and is not a transcript of the September 2, 2026 session. Statements made during that session and in the press release speak only as of the dates on which they were made, and, except as required by law, the Company undertakes no obligation to update or revise them. The replay of the session, and the contents of any website referenced in the press release, are not incorporated by reference into, and do not form a part of, this Current Report on Form 8-K or any other filing the Company makes with the Securities and Exchange Commission.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this information shall not be deemed an admission as to the materiality of any information contained in this Current Report on Form 8-K or in Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Artificial Intelligence Technology Solutions, Inc. dated September 3, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2026	ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS, INC.

	By:	/s/ Steven Reinharz
	Name:	Steven Reinharz
	Title:	Chief Executive Officer